                          VAN KAMPEN AMERICAN CAPITAL


                                 INCOME TRUST


                                 Annual Report
                               December 31, 1997


                            [PICTURE APPEARS HERE]


             --A Wealth of knowledge . A knowledge of Wealth/sm/--
                          VAN KAMPEN AMERICAN CAPITAL

                      Table of Contents


Letter to Shareholders..............................   1

Performance Results.................................   5

Portfolio of Investments............................   6

Statement of Assets and Liabilities.................  13

Statement of Operations.............................  14

Statement of Changes in Net Assets..................  15

Financial Highlights................................  16

Notes to Financial Statements.......................  18

Report of Independent Accountants...................  21

Dividend Reinvestment Plan..........................  22

                            Letter to Shareholders


February 5, 1998


Dear Shareholder,

     The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called "Kiddie Credit" gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses with the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax-free, not just tax-deferred.

     This year more than ever, it might be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. With the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

Economic Review

     The bond market advanced during 1997, but its ascension wasn't smooth. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.00 percent for the first time in six months. By mid-April, however, the market's mood had changed. With few signs of inflation despite the economy's strength, the yield on the 30-year Treasury bond slipped below 7.00 percent.

     The bond market rallied during the second half of 1997, easing concerns about future interest rate increases. Despite strong economic growth, there was little evidence of inflation: consumer and wholesale prices rose only slightly during the second half of the year.


     In addition to a favorable inflation scenario, bonds reaped the benefits of an improved supply-and-demand balance. The supply of new Treasury securities declined as the federal budget deficit dropped to its lowest level in 23 years. At the same time, the demand for Treasury issues among U.S. investors increased amid growing concerns that the stock market rally was nearing an end. The seven-percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. Foreign investors remained heavy purchasers of U.S. Treasury bonds throughout the year. As a result of these bullish factors, the yield on the 30-year Treasury dropped to 5.92 percent at year-end.

Dennis J. McDonnell and Don G. Powell (Photo)



                                       1                   Continued on page two

                           [PIE CHART APPEARS HERE]

       Portfolio Composition by Credit Quality as of December 31, 1997*

BBB 1.3%
Other 1.0%
AAA, U.S. Govt. and Govt. Agency 42.9%
B 37.3%
BB 7.0%
Non-Rated 5.8%
CCC 4.7%

* As a Percentage of Long-Term Investments.
  Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.


Portfolio Strategy

     The Van Kampen American Capital Income Trust invests in a portfolio comprised primarily of high yield, high risk corporate bonds and U.S. government securities. As of year-end, approximately 55 percent of the Trust's long-term investments were allocated to high yield investments including foreign bonds and debt securities, and approximately 42 percent of long-term investments were invested in Treasury and agency securities. This posture has enabled us to achieve a moderate average credit rating with a higher blended yield and a more stable net asset value.

     High-yield investments drew strength from continued positive technical conditions through the end of the year. Consistent demand was met with continuing high levels of issuance, keeping the supply-and-demand fundamentals of the industry in balance. In addition, the default rate for high yields stayed at historical lows for the year. A robust economy provided a favorable environment for companies with high-yield debt and helped to maintain an extremely low default rate. High-yield bonds also benefited from heavy purchases among retail and institutional investors, balancing the potentially negative effects of a sharp buildup in supply.

     In spite of this good news, high-yield securities intermittently underperformed high-quality corporate bonds in the last few months of the year. As the effects from the Asian crisis began to take hold, demand for high-yield U.S. corporate bonds waned. Between late October and late November, the difference between the yields of U.S. noninvestment-grade securities and long-term Treasury bonds widen ed by 40 to 50 percentage points, indicating that U.S. high-yield bonds underperformed Treasuries during that time.

     We continued to focus on B-rated bonds in the Trust's corporate holdings, as these securities offer more income than BB-rated bonds, although at a higher credit risk. We maintained the Trust's weighting in B-rated bonds, with approximately 39 percent at the beginning of the reporting period and approximately 37 percent as of year-end. The Trust's largest non-federal sectors at the end of the period were utilities, telecommunications, consumer services, and consumer distribution.



                                       2                 Continued on page three

Top Five Portfolio Industry Holdings by Sector*

                                                        As of
                                                  December 31, 1997

Raw Materials/Processing Industries..............      10.1%
Consumer Services................................       8.6%
Utilities........................................       5.6%
Producer Manufacturing...........................       5.1%
Consumer Distribution............................       4.1%

*As a Percentage of Long-Term Investments

Performance Summary

     For the fiscal year ended December 31, 1997, the Trust generated a total return of 16.97 percent. This performance reflects a gain in market price per common share from $7.50 on January 1, 1997, to $8.00 on December 31, 1997, plus reinvestment of dividends totaling $0.7225 per share. The dividend represents a distribution rate of 8.06 percent/3/ based on the closing common stock price on December 31, 1997. By comparison, the Lehman Brothers High Yield Index posted a total return of 12.76 percent for the same period, and the Lehman Brothers Government Index posted a 9.59 total return. These indices are broad-based, unmanaged measures that reflect the general performance of high yield bond securities and government securities. They do not include any commissions or fees that an investor would actually have to pay in order to purchase the securities it represents. Please refer to the chart below for additional performance numbers.


                           [BAR CHART APPEARS HERE]

Twelve-month Dividend History
For the Period Ended December 31, 1997


Dividend per Common Share

         Dividend
         --------
Jan 97   $.05375
Feb 97   $.05375
Mar 97   $.05375
Apr 97   $.05375
May 97   $.05375
Jun 97   $.05375
Jul 97   $.05375
Aug 97   $.05375
Sep 97   $.05375
Oct 97   $.05375
Nov 97   $.05375
Dec 97   $.13125*


*Includes Special Dividend of $.0775

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                                       3                  Continued on page four

Outlook

     We expect the economy to remain strong going into 1998, although its growth rate is likely to slow from current levels. The financial crisis in Southeast Asia is expected to diminish U.S. exports to the region, which could trim the earnings of many U.S. companies and reduce overall U.S. growth. As a result of these factors, we believe there is little chance that the Fed will raise interest rates in the near term, although a rate hike remains a possibility if inflation picks up or if growth continues at its brisk pace. We anticipate the yield on the 30-year Treasury bond to remain at its current level in the coming months, possibly declining further later in 1998.

     We will continue to monitor events in Asia and other market developments in order to assess their effects on the portfolio. At this time, we do not anticipate making any major changes to the portfolio until market conditions shift more dramatically. We will continue to seek a balance between the Trust's total return and its dividend income, and look to add value through careful security selection. Thank you for your continued confidence and trust in Van Kampen American Capital.

Sincerely,


/s/ Don G. Powell                        /s/ Dennis J. McDonnell
Don G. Powell                            Dennis J. McDonnell
Chairman                                 President
Van Kampen American Capital              Van Kampen American Capital
Asset Management, Inc.                   Asset Management, Inc.




                                       4       Please see footnotes on page five

           Performance Results for the Year Ended December 31, 1997

                   Van Kampen American Capital Income Trust

                           NYSE Ticker Symbol -- ACD


Common Share Total Returns

One-year total return based on market price/1/......................      16.97%
One-year total return based on NAV/2/...............................      11.32%

Distribution Rate

Distribution rate as a % of closing common stock price/3/...........       8.06%

Share Valuations

Net asset value.....................................................    $   8.05
Closing common stock price..........................................    $  8.000
One-year high common stock price (11/19/97).........................    $  8.125
One-year low common stock price (10/28/97)..........................    $ 7.3125

/1/ Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

/2/ Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

/3/ Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when sold, may be worth more or less than their original cost.

                                   Portfolio of Investments
                                      December 31, 1997
====================================================================================================
Par
Amount
in Local
Currency
(000)     Description                                              Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------
          Domestic Corporate Bonds 47.5%
          Consumer Distribution 4.0%
  500     Big 5 Corp., 144A - Private Placement (b)..........     10.875%    11/15/07     $  497,500
  500     Brylane Capital Corp...............................     10.000     09/01/03        530,625
  550     Finlay Enterprises, Inc. (a).......................   0/12.000     05/01/05        539,000
1,000     Jitney Jungle Stores America, Inc., 144A -
          Private Placement (b)..............................     10.375     09/15/07      1,035,000
  239     Pantry, Inc........................................     12.500     11/15/00        256,925
1,250     Pathmark Stores, Inc. (a)..........................   0/10.750     11/01/03        656,250
  500     Pathmark Stores, Inc...............................     12.625     06/15/02        415,000
  500     Shoppers Food Warehouse Corp., 144A -
          Private Placement (b)..............................      9.750     06/15/04        511,250
  500     Southern Foods Group LP, 144A -
          Private Placement (b)..............................      9.875     09/01/07        522,500
                                                                                          ----------
                                                                                           4,964,050
                                                                                          ----------
          Consumer Durables 3.1%
  300     Aetna Industries, Inc..............................     11.875     10/01/06        270,000
  500     MCII Holdings USA, Inc. (a)........................   0/12.000     11/15/02        457,500
  750     MDC Holdings, Inc..................................     11.125     12/15/03        825,000
  750     Oriole Homes Corp..................................     12.500     01/15/03        716,250
  250     UDC Homes, Inc., Ser B.............................     12.500     05/01/00        255,000
  250     United Auto Group, Inc., 144A -
          Private Placement (b)..............................     11.000     07/15/07        247,500
1,000     Venture Holdings, lnc..............................      9.750     04/01/04        985,000
                                                                                          ----------
                                                                                           3,756,250
                                                                                          ----------
          Consumer Non-Durables 3.6%
  850     Consoltex Group, lnc...............................     11.000     10/01/03        896,750
  500     Curtice Burns Foods, Inc...........................     12.250     02/01/05        551,250
1,000     Dan River, Inc.....................................     10.125     12/15/03      1,065,000
  300     Del Monte Corp.....................................     12.250     04/15/07        339,000
  750     Drypers Corp., Ser B...............................     10.250     06/15/07        759,375
  500     Signature Brands, Inc..............................     13.000     08/15/02        542,500
  250     Signature Brands, Inc..............................     13.000     08/15/02        267,500
                                                                                          ----------
                                                                                           4,421,375
                                                                                          ----------
          Consumer Services 8.4%
  250     Americredit Corp...................................      9.250     02/01/04        247,500
  750     Booth Creek Ski Holdings, Inc., Ser B..............     12.500     03/15/07        735,000
  250     Busse Broadcasting Corp............................     11.625     10/15/00        267,500
  750     Capstar Broadcasting Partners (a)..................   0/12.750     02/01/09        541,875


                                                 6                 See Notes to Financial Statements


                             Portfolio of Investments (Continued)
                                      December 31, 1997
====================================================================================================
Par
Amount
in Local
Currency
(000)     Description                                              Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------
          Consumer Services 8.4% (Continued)
  500     Casino Magic Louisiana Corp., Ser B...............      13.000%    08/15/03    $   480,000
  500     Echostar Communications Corp. (a).................    0/12.875     06/01/04        457,500
  200     Fox Kids Worldwide, Inc., 144A -
          Private Placement (b).............................       9.250     11/01/07        194,000
1,250     Frontiervision Holdings LP, 144A -
          Private Placement (a)(b)..........................    0/11.875     09/15/07        918,750
  500     Hollywood Theaters, Inc., 144A -
          Private Placement (b).............................      10.625     08/01/07        532,500
1,000     IHF Holdings, Inc (a).............................    0/15.000     11/15/04        870,000
  250     International Cabletel, Inc. (a)..................    0/12.750     04/15/05        208,125
  500     Knology Holdings, Inc., 144A -
          Private Placement (a)(b)..........................    0/11.875     10/15/07        267,500
  750     Krystal Co., 144A - Private Placement.............      10.250     10/01/07        768,750
  500     Livent, Inc., 144A - Private Placement............       9.375     10/15/04        500,000
1,225     Majestic Star Casino..............................      12.750     05/15/03      1,313,812
  750     Mohegan Tribal Gaming Authority
          of Connecticut....................................      13.500     11/15/02        960,000
  500     SFX Broadcasting, Inc.............................      10.750     05/15/06        550,000
  500     Tele Communications, Inc..........................       9.250     01/15/23        556,250
                                                                                         -----------
                                                                                          10,369,062
                                                                                         -----------

          Energy 2.2%
1,000     Deeptech International, Inc.......................      12.000     12/15/00      1,062,500
  500     KCS Energy, lnc...................................      11.000     01/15/03        545,000
  500     Kelley Oil & Gas Partners.........................       7.875     12/15/99        485,000
  575     Petroleum Heat & Power, Inc.......................      12.250     02/01/05        563,500
                                                                                         -----------
                                                                                           2,656,000
                                                                                         -----------

          Finance 1.3%
1,250     Americo Life, Inc.................................       9.250     06/01/05      1,281,250
  250     Superior National Insurance Group, Inc., 144A -
          Private Placement (b).............................      10.750     12/01/17        256,250
                                                                                         -----------
                                                                                           1,537,500
                                                                                         -----------

          Healthcare 0.9%
  500     Maxxim Medical, Inc., 144A - Private Placement (b)      10.500     08/01/06        544,375
  500     Paragon Health Network, Inc., 144A -
          Private Placement (a)(b)..........................    0/10.500     11/01/07        308,750
  250     Urohealth Systems, Inc., 144A -
          Private Placement (b).............................      12.500     04/01/04        237,500
                                                                                         -----------
                                                                                           1,090,625
                                                                                         -----------


                                               7                   See Notes to Financial Statements


                     Portfolio of Investments (Continued)
                               December 31, 1997

==============================================================================================================
Par
Amount
in Local
Currency
(000)        Description                                          Coupon         Maturity        Market Value
--------------------------------------------------------------------------------------------------------------
             Producer Manufacturing 4.9%
      500    Communications Instruments, Inc., 144A -
             Private Placement (b)...........................     10.000%        09/15/04        $   508,750

      750    GS Technologies Operating, Inc..................     12.000         09/01/04            820,313

      810    IMO Industries, Inc.............................     11.750         05/01/06            895,050

      250    Interlake Corp..................................     12.000         11/15/01            275,000

    1,000    Interlake Corp..................................     12.125         03/01/02          1,030,000

      500    International Knife & Saw, Inc., 144A
             Private Placement (b)...........................     11.375         11/15/06            541,250

    1,400    Marcus Cable Co. (a)............................   0/14.250         12/15/05          1,214,501

      500    Terex Corp......................................     13.250         05/15/02            571,250

      250    Waxman Industries, Inc., Ser B (a)..............   0/12.750         06/01/04            226,250
                                                                                                 -----------
                                                                                                   6,082,364
                                                                                                 -----------

             Raw Materials/Processing Industries 9.8%
      500    American Architecture Products, 144A -
             Private Placement (b)...........................     11.750         12/01/07            505,000

      500    Dyersburg Corp., 144A - Private Placement.......      9.750         09/01/07            523,750

      750    Gaylord Container Corp., Ser B. 144A -
             Private Placement (b)...........................      9.750         06/15/07            723,750

      250    Hydrochem Industrial Services, Inc., Ser B......     10.375         08/01/07            258,125

      500    INDSPEC Chemical Corp. (a)......................   0/11.500         12/01/03            495,000

      750    Insilco Corp....................................     10.250         08/15/07            787,500

    1,000    Intermedia Communications, Inc. (a).............   0/11.250         07/15/07            712,500

    1,000    International Cabletel, Inc. (a)................   0/12.750         02/01/06            780,000

      500    IXC Communications Inc..........................     12.500         10/01/05            577,500

      950    Mail-Well Envelope Corp.........................     10.500         02/15/04          1,018,875

      750    Northland Cable Television, Inc., 144A -
             Private Placement (b)...........................     10.250         11/15/07            790,312

      250    Pantry Inc......................................     10.250         10/15/07            256,875

      840    Pioneer Americas Acquisition, Ser B.............      9.250         06/15/07            844,200

      250    Plastic Specialties & Technologies, Inc.........     11.250         12/01/03            271,563

    1,000    Printpack, Inc., 144A - Private Placement (b)...     10.625         08/15/06          1,062,500

      250    Radnor Holdings Corp............................     10.000         12/01/03            260,000

      750    Radnor Holdings Corp., Ser B. 144A -
             Private Placement (b)...........................     10.000         12/01/03            780,000


                                       8       See Notes to Financial Statements

                     Portfolio of Investments (Continued)
                               December 31, 1997
=============================================================================================================
Par
Amount
in Local
Currency
(000)        Description                                          Coupon         Maturity        Market Value
--------------------------------------------------------------------------------------------------------------

             Raw Materials/Processing Industries 9.8% (Continued)
      500    Scoville Fasteners, Inc., 144A -
             Private Placement (b)............................     11.250%       11/30/07        $   510,000

      200    Transport World Airlines, Inc. 144A -
             Private Placement (b)............................     11.500        12/15/04            200,500

      667    United Stationers Supply Co......................     12.750        05/01/05            758,712
                                                                                                 -----------
                                                                                                  12,116,662
                                                                                                 -----------

             Technology 1.2%
      320    ComputerVision Corp..............................     11.375        08/15/99            322,400

    1,000    Crown Castle International Corp., 144A -
             Private Placement (a)(b).........................   0/10.625        11/15/07            625,000

      500    Dictaphone Corp..................................     11.750        08/01/05            485,000
                                                                                                 -----------
                                                                                                   1,432,400
                                                                                                 -----------

             Transportation 2.6%
      500    Atlas Air, Inc...................................     10.750        08/01/05            527,500

    1,000    Greyhound Lines, Inc., Ser B.....................     11.500        04/15/07          1,105,000

      250    Moran Transport Co...............................     11.750        07/15/04            277,500

      750    Physician Sales & Service, Inc., 144A -
             Private Placement (b)............................      8.500        10/01/07            765,000

      250    Sea Containers...................................     12.500        12/01/04            282,500

      300    Trism, Inc.......................................     10.750        12/15/00            291,000
                                                                                                 -----------
                                                                                                   3,248,500
                                                                                                 -----------

             Utilities 5.5%
      250    AES Corp.........................................     10.250        07/15/06            270,000

       55    GST Telecommunciations, Inc., 144A -
             Private Placement (a)(b).........................   0/13.875        12/15/05             59,972

      940    GST USA, Inc. (a)................................   0/13.875        12/15/05            723,800

      250    Intermedia Communications of Florida, Inc. (a)...   0/12.500        05/15/06            196,250

      250    Metronet Communications Corp., 144A -
             Private Placement (b)............................     12.000        08/15/07            287,500

      500    Optel, Inc., Ser B, 144A - Private Placement (b).     13.000        02/15/05            517,500

      500    Pegasus Commerce, 144A -
             Private Placement (b)............................      9.625        10/15/05            510,000

    1,000    Price Communications Cellular Unit (a)...........   0/13.500        08/01/07            640,000

    1,250    Price Communications Wireless, 144A -
             Private Placement (b)............................     11.750        07/15/07          1,356,250




                                       9       See Notes to Financial Statements

                             Portfolio of Investments (Continued)
                                      December 31, 1997
====================================================================================================
Par
Amount
in Local
Currency
(000)     Description                                              Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------
          Utilities 5.5% (Continued)
  750     Pricellular Wireless Corp. (a)......................  0/12.250%    10/01/03   $    759,375
  125     Primus Telecommunications Group.....................    11.750     08/01/04        133,750
1,045     Teleport Communications Group (a)...................  0/11.125     07/01/07        856,900
  250     Telesystem International Wireless, Inc., 144A -
          Private Placement (b)...............................    10.500     11/01/07        138,750
  500     Telesystem International Wireless, Inc., 144A -
          Private Placement (a) (b)...........................  0/13.250     06/30/07        312,500
                                                                                         -----------
                                                                                           6,762,547
                                                                                         -----------
          Total Domestic Corporate Bonds......................                            58,437,335
                                                                                         -----------

          Foreign Bonds and Debt Securities 7.3%
          Bermuda 0.2%
  250     Pegasus Shipping Hellas, 144A -
          Private Placement (US $) (b)........................    11.875     11/15/04        247,500
                                                                                         -----------

          Brazil 1.2%
  500     Multicanal Participacoes (US $).....................    12.625     06/18/04        515,000
  500     Klabin Fabricadora De Papel, 144A Private
          Placement (US $) (b)................................    11.000     08/12/04        487,500
  500     Mrs Logistica, Ser B. 144A -
          Private Placement (US $) (b)........................    10.625     08/15/05        455,000
                                                                                         -----------
                                                                                           1,457,500
                                                                                         -----------

          Canada 1.0%
  750     Pacalta Resources, Ser B (US $).....................    10.750     06/15/04        727,500
  500     Fonorola, Inc. (US $)...............................    12.500     08/15/02        557,500
                                                                                         -----------
                                                                                           1,285,000
                                                                                         -----------

          Israel 1.1%
1,400     Indah Kiat International Finance Co. BV (US $)......    11.875     06/15/02      1,344,000
                                                                                         -----------

          Ireland 0.3%
  600     Barak I.T.C. International, 144A -
          Private Placement (US $) (a)(b).....................  0/12.500     11/15/07        339,000
                                                                                         -----------

          Luxembourg 0.5%
  750     Millicom International Cellular (US $) (a)..........  0/13.500     06/01/06        549,375
                                                                                         -----------

          Mexico 1.0%
  250     Viacap Sa De Cv, 144A - Private Placement
          (US $) (b)..........................................    11.375     05/15/07        267,500
 500      Grupo Televisa Corp. (US $) (a).....................  0/13.250     05/15/08        376,250

                                 10            See Notes to Financial Statements

                                         Portfolio of Investments (Continued)
                                                   December 31, 1997
=======================================================================================================================
Par
Amount
in Local
Currency
(000)     Description                                              Coupon            Maturity              Market Value
-----------------------------------------------------------------------------------------------------------------------
          Mexico 1.0%  (Continued)
   250    Altos Hornos De Mexico, Ser A (US $)................    11.375%             04/30/02              $   258,750
   250    Grupo Industrial Durango (US $).....................    12.625              08/01/03                  279,062
                                                                                                            -----------
                                                                                                              1,181,562
                                                                                                            -----------

          Netherlands 0.2%
   500    Netia Holdings B V, 144A -
          Private Placement (US $) (a) (b)....................  0/11.250              11/01/07                  285,000
                                                                                                            -----------

          Sweden 0.4%
   500    Stena AB (US $).....................................    10.500              12/15/05                  543,750
                                                                                                            -----------

          United Kingdom 1.4%
 1,000    Diamond Cable Co. (US $) (a)........................  0/13.250              09/30/04                  902,500
 1,000    Telewest PLC (US $) (a).............................  0/11.000              10/01/07                  777,500
                                                                                                            -----------
                                                                                                              1,680,000
                                                                                                            -----------
          Total Foreign Bonds and Debt Securities.............................................                8,912,687
                                                                                                            -----------

          U.S. Government and Government Agency Obligations 41.8%
 3,000    Federal Farm Credit Banks
          Medium Term Note....................................     5.425              09/15/03                2,920,050
 5,545    Government National Mortgage
          Association Pool....................................     7.500         07/15/23 - 08/15/23          5,680,911
 5,763    Government National Mortgage
          Association Pool....................................     8.000         03/15/17 - 10/15/22          5,981,026
 2,254    Government National Mortgage
          Association Pool....................................     8.500         01/15/23 - 12/15/24          2,367,792
 5,759    Government National Mortgage
          Association Pool....................................     9.000         05/15/16 - 12/15/24          6,168,940
 1,113    Government National Mortgage
          Association Pool....................................     9.500         11/15/09 - 06/15/20          1,201,698
 2,500    U.S. T-Bonds........................................     7.250              05/15/16                2,846,875
 3,000    U.S. T-Bonds........................................     7.500              11/15/16                3,501,090
11,500    U.S. T-Bonds........................................     8.875              02/15/19               15,393,785
 5,000    U.S. T-Notes........................................     7.000              07/15/06                5,397,650
                                                                                                            -----------
           Total U.S. Government and Government Agency Obligations........................................   51,459,817
                                                                                                            -----------
Equities 1.0%
American Telecasting, Inc. (250 Common Stock Warrants) (c)................................................        2,500
Dairy Mart Convenience Stores, Inc. (1,666 Common Stock Warrants) (c).....................................          833
FF Holdings Corp. (7,500 Common Shares) (c)...............................................................           75

                                   11          See Notes to Financial Statements


                     Portfolio of Investments (Continued)
                               December 31, 1997
================================================================================
Par
Amount
in Local
Currency
(000)   Description                                                 Market Value
--------------------------------------------------------------------------------
Equities 1.0% (Continued)
Finlay Enterprises, Inc. (400 Common Shares) (c)..................  $      9,100
Nextlink Communications (10,350 Preferred Shares) (d).............       646,875
Optel, Inc., Ser B (500 Common Shares) (c)........................             5
Supermarkets General Holdings Corp. (26,550 Preferred
  Shares) (c)(d)..................................................       265,500
Time Warner, Inc. (297 Preferred Shares) (d)......................       333,383
                                                                    ------------
Total Equities....................................................     1,258,271
                                                                    ------------

Total Long-Term Investments 97.6%
     (Cost $116,509,561)..........................................   120,068,110

Repurchase Agreement 1.0%
BA Securities ($1,235,000 par collateralized by U.S Government obligations in a pooled cash account, dated 12/31/97, to be
  sold on 01/02/98 at $1,235,446).................................     1,235,000
                                                                    ------------

Total Investments 98.6%
     (Cost $117,744,561)..........................................   121,303,110
Other Assets in Excess of Liabilities 1.4%........................     1,779,152
                                                                    ------------
Net Assets  100.0%................................................  $123,082,262
                                                                    ------------

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(b)  144A securities are those which are exempt from registration under rule
     144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(c)  Non-Income producing security.
(d)  Payment-in-kind security.


                                      12       See Notes to Financial Statements



                      Statement of Assets and Liabilities
                               December 31, 1997
================================================================================
Assets:
Total Investments (Cost $117,744,561)...........................   $121,303,110
Cash............................................................          3,158
Interest Receivable.............................................      2,064,906
Other...........................................................         58,884
                                                                   ------------
     Total Assets...............................................    123,430,058
                                                                   ------------
Liabilities:
Payables:
   Income Distributions.........................................        170,741
   Investment Advisory Fee......................................         68,125
   Administrative Fee...........................................         10,481
   Affiliates...................................................          5,939
Trustees' Retirement Plan.......................................         76,996
Accrued Expenses................................................         15,514
                                                                   ------------
     Total Liabilities..........................................        347,796
                                                                   ------------
Net Assets......................................................   $123,082,262
                                                                   ============
Net Assets Consist of:
Common Shares (no par value with unlimited shares authorized,
   15,290,019 shares issued and outstanding)....................   $141,136,383
Net Unrealized Appreciation.....................................      3,558,549
Accumulated Distributions in Excess of Net Investment Income....       (560,862)
Accumulated Net Realized Loss...................................    (21,051,808)
                                                                   ------------
Net Assets......................................................   $123,082,262
                                                                   ============
Net Asset Value Per Common Share
   ($123,082,262 divided by 15,290,019 shares outstanding)......   $       8.05
                                                                   ============

                                      13      See Notes to Financial Statements

                     Statement of Operations

              For the Year Ended December 31, 1997
==================================================================

Investment Income:
Interest...........................................  $  11,052,357
Dividends..........................................        199,658
                                                     -------------
  Total Income.....................................     11,252,015
                                                     -------------
Expenses:
Investment Advisory Fee............................        792,130
Administrative Fee.................................        121,866
Shareholder Services...............................         24,514
Trustees' Fees and Expenses........................         20,485
Custody............................................         16,686
Legal..............................................          8,489
Other..............................................        129,372
                                                     -------------
  Total Expenses...................................      1,113,542
                                                     -------------
Net Investment Income..............................  $  10,138,473
                                                     =============
Realized and Unrealized Gain/Loss:
Net Realized Gain..................................  $   2,352,790
                                                     -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period..........................      3,115,846
  End of the Period................................      3,558,549
                                                     -------------
Net Unrealized Appreciation During the Period......        442,703
                                                     -------------
Net Realized and Unrealized Gain...................  $   2,795,493
                                                     =============
Net Increase in Net Assets From Operations.........  $  12,933,966
                                                     =============


                                          See Notes to Financial Statements

                       Statement of Changes in Net Assets

                      For the Year Ended December 31, 1997
=============================================================================

                                                      Year Ended             Year Ended
                                               December 31, 1997      December 31, 1996
---------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.......................   $      10,138,473      $      10,065,874
Net Realized Gain...........................           2,352,790                365,147
Net Unrealized Appreciation/Depreciation
   During the Period........................             442,703               (535,930)
                                               -----------------      -----------------
Change in Net Assets from Operations........          12,933,966              9,895,091
Distributions from Net Investment Income....         (11,047,048)           (10,111,059)
                                               -----------------      -----------------
Net Change in Net Assets from
  Investment Activities.....................           1,886,918               (215,968)
Net Assets:
Beginning of the Period.....................         121,195,344            121,411,312
                                               -----------------      -----------------
End of the Period (Including accumulated
  undistributed net investment income of
  $(560,862) and $347,713, respectively)....   $     123,082,262      $     121,195,344
                                               =================      =================

                                            See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

                                                       --------------------------------------------------------
                                                            1997            1996           1995            1994
===============================================================================================================
Net Asset Value:
  Beginning of the Period............................  $   7.926        $   7.94       $   7.28        $   8.15
                                                       ---------        --------       --------        --------
  Net Investment Income..............................       .663             .658           .65             .65
  Net Realized and Unrealized Gain/Loss..............       .183            (.011)         .655          (.8577)
                                                       ---------        ---------      --------        --------
Total from Investment Operations.....................       .846             .647         1.305          (.2077)
                                                       ---------        ---------      --------        --------
Less:
  Distributions from Net Investment Income...........       .722             .661          .645           .6623
  Distributions from Net Realized Gains..............         --               --            --              --
                                                       ---------        --------       --------        --------
Total Distributions..................................       .722             .661          .645           .6623
                                                       ---------        --------       --------        --------
Net Asset Value, End of the Period...................  $   8.050        $   7.926       $  7.94        $   7.28
                                                       =========        =========       =======        ========
Market Price Per Share at End of
   the Period........................................  $   8.000        $   7.500       $ 7.250        $  6.500
Total Investment Return at Market
   Price (a) (c).....................................      16.97%           12.95%        21.83%          (8.06)%
Total Return at Net Asset Value (b) (c)..............      11.32%            8.61%        19.13%          (2.08)%
Net Assets at End of the Period
   (In millions).....................................  $   123.1        $   121.2       $ 121.4        $  111.4
Ratio of Operating Expenses to Average
   Net Assets........................................        .91%            1.00%          .94%            .96%
Ratio of Net Investment Income to
   Average Net Assets................................       8.32%            8.40%         8.50%           7.94%
Portfolio Turnover...................................         55%              36%           34%             45%
Average Commission Paid Per Equity
   Share Traded (d)..................................  $   .0625               --            --              --

*   Non-Annualized.

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

(c) Prior to fiscal year end 1992, this was not a required disclosure.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


===================================================================================================
                                                                                      April 2, 1988
                                                                                      (Commencement
                                                                                      of Investment
                                                                                     Operations) to
Year Ended December 31,                                                                December 31,
------------------------------------------------------------------------------------
    1993                1992                1991            1990             1989              1988
===================================================================================================
$   7.85            $   7.70            $   6.66        $    7.90       $    9.06         $    9.30
--------            --------            --------        ---------       ---------         ---------
     .78                .845                 .88             .974            1.06               .68
    .285               .1625                1.05           (1.242)         (1.116)           (.2505)
--------            --------            --------        ---------       ---------         ---------
   1.065              1.0075                1.93            (.268)          (.056)            .4295
--------            --------            --------        ---------       ---------         ---------

    .765               .8575                 .89             .972           1.078             .6695
      --                  --                  --               --            .026                --
--------            --------            --------        ---------       ---------
    .765               .8575                 .89             .972           1.104             .6695
--------            --------            --------        ---------       ---------         ---------
$   8.15            $   7.85            $   7.70        $    6.66       $    7.90         $    9.06
========            ========            ========        =========       =========         =========

$  7.750            $  7.625            $  7.375        $   5.625       $   7.500         $   9.250

   11.82%              15.22%                 --               --              --                --
   14.36%              13.61%                 --               --              --                --

$  124.7            $  119.6            $  116.3        $   100.6       $   119.4         $   134.4

    1.00%                .99%               1.03%            1.00%            .97%              .93%

    8.99%              10.71%              12.11%           13.25%          12.18%            11.26%
      53%                 54%                 50%              29%             20%               46%*
      --                  --                  --               --              --                --


See Notes to Financial Statements

                         Notes to Financial Statements
                               December 31, 1997
--------------------------------------------------------------------------------
1. Significant Accounting Policies
Van Kampen American Capital Income Trust (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income through investing in a portfolio of debt securities.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last reported bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

     Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At December 31, 1997, debt securities rated below investment grade and comparable unrated securities represented approximately 55% of the long-term investment portfolio.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1997, there were no when-issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a

                               December 31, 1997
--------------------------------------------------------------------------------
future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $20,007,721 which will expire between December 31, 1998 and December 31, 2003. Of this amount, $7,854,715 will expire on December 31, 1998. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

     At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $117,744,561, the aggregate gross unrealized appreciation is $5,175,945 and the aggregate gross unrealized depreciation is $1,617,396, resulting in net unrealized appreciation of $3,558,549.

E. Distribution of Income and Gains--The Fund declares and pays monthly dividends from net investment income to shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

                               December 31, 1997
--------------------------------------------------------------------------------
2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .65% of the average weekly net assets of the Fund. In addition, the Fund will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC"), the Fund's Administrator, at an annual rate of .10% of the first $250 million and .05% of the amount in excess of $250 million of the average weekly net assets of the Fund. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Fund's portfolio and providing certain services to shareholders.

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $21,300 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Trustees of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with VKAC, the annual retirement benefit payable per year for a ten year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a prorated reduced benefit. Under the Plan, for the Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten year period is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.

     At the Annual Meeting of Shareholders held on December 18, 1997, seven new trustees and one incumbent trustee were elected to replace the seven trustees that resigned, with the effective date of their resignation being December 31, 1997. In connection with their resignation from services as trustee of the Fund, each resigning trustee will receive the vested portion of their retirement benefits under the Fund's retirement plan. In addition, in recognition of their years of service, VKAC will pay each resigning trustee an amount equal to the non-vested portion of their retirement benefits. These retirement benefits are being paid in lieu of receiving benefit payments over a ten-year period and will not be paid to a resigning trustee who is an affiliated person of the Adviser.

3. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $64,832,814 and $66,836,088, respectively.

                       Report of Independent Accountants


To the Shareholders and Board of Trustees of Van Kampen American Capital Income Trust

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of Van Kampen American Capital Income Trust, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Income Trust at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP

Houston, Texas
February 4, 1998

                          Dividend Reinvestment Plan

     The Fund pays distributions in cash, but if you own shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan
(the "Plan"). Under the Plan, if the Fund declares a dividend or capital gain distribution payable either in cash or shares of the Fund, and the market price of shares on the payment date equals or exceeds their net asset value, the fund will issue new shares to you at a value equal to the higher of the net asset value or 95% of the market price. If such market price is lower than net asset value, or if dividends or capital gain distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the market price exceeds net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares.

     You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

     You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt.
If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw, or, if you wish, State Street Bank and Trust Company, the Fund's custodian, will sell your shares and send you the proceeds less a service fee of $2.50 and less brokerage commissions. Under the rules generally applicable to sales of securities, a sale of shares (including fractional shares) will be a taxable event for U.S. federal income tax purposes and may be a taxable event for state, local and foreign tax purposes. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

     Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:



                              Boston EquiServe LP
                                 P.O. Box 8200
                             Boston, MA 02266-8200
                                (800) 341-2929

     If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

                         Results of Shareholder Votes


     The Annual Meeting of Shareholders of the Trust was held on December 18, 1997, where shareholders voted on the election of Trustees whose terms expired in 1997 and independent public accountants.

1. With regard to the election of the following Trustees by the common shareholders of the Trust:

                                          # of Shares
                                     --------------------
                                      In Favor   Withheld
=========================================================
David C. Arch......................  9,301,327    108,080
Rod Dammeyer.......................  9,300,327    109,080
Howard J. Kerr.....................  9,299,727    109,680
Dennis J. McDonnell................  9,301,327    108,080
Steven Muller......................  9,299,727    109,680
Theodore A. Myers..................  9,299,727    109,680
Hugo F. Sonnenshein................  9,299,727    109,680
Wayne W. Whalen....................  9,301,327    108,080

2. With regard to the ratification of Ernst & Young LLP as independent public accountants for the Trust, 9,298,279 shares voted in favor of the proposal, 37,271 shares voted against and 75,856 shares abstained.

                   Van Kampen American Capital Income Trust


Board of Trustees                                          Investment Adviser
David C. Arch                                              Van Kampen American Capital
Rod Dammeyer                                               Asset Management, Inc.
Howard J Kerr                                              One Parkview Plaza
Dennis J. McDonnell* -- Chairman                           Oakbrook Terrace, Illinois 60181
Steven Muller
Theodore A. Myers                                          Custodian
Hugo F. Sonnenschein                                       State Street Bank and Trust Co.
Wayne W. Whalen                                            225 Franklin Street
                                                           Boston, Massachusetts 02105
Officers
Dennis J. McDonnell*                                       Shareholder Servicing Agent
  President                                                Boston EquiServe LP
Ronald A. Nyberg*                                          P.O. Box 8200
  Vice President and Secretary                             Boston, Massachusetts 02266-8200
Edward C. Wood, III*
  Vice President and Chief Financial Officer               Legal Counsel
Curtis W. Morell*                                          Sullivan & Worcester LLP
  Vice President and Chief Accounting Officer              1025 Connecticut Ave, NW
John L. Sullivan*                                          Washington, DC 20036
  Treasurer
Tanya M. Loden*                                            Independent Accountants
  Controller                                               Ernst & Young LLP
Peter W. Hegel*                                            1221 McKinney Suite 2400
  Vice President                                           Houston, Texas 77010

                                                           *   "Interested" persons of the Fund, as defined in the
                                                               Investment Company Act of 1940.
                                                           /c/ Van Kampen American Capital Distributors, Inc., 1998
                                                               All rights reserved.
                                                           SM  denotes a service mark of
                                                               Van Kampen American Capital Distributors, Inc.

            Tax Notice to Corporate                        Inquiries about an investor's account should be
                 Shareholders                                  referred to the fund's transfer agent:
For 1997, 1.86% of the dividends taxable as
ordinary income qualified for the 70% dividends                          Boston EquiServe LP
received deduction for corporations.                                        P.O. Box 8200
                                                                  Boston, Massachusetts 02266-8200
                                                                      Telephone: (800) 341-2929

                                                                          Alaska and Hawaii
                                                                    Call Collect: (713) 993-0500

                                                              Ask for closed end fund account services


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Van Kampen American Capital Distributors, Inc.                    Bulk Rate
One Parkview Plaza                                               U.S. Postage
Oakbrook Terrace, Illinois 60181                                     PAID
                                                                  VAN KAMPEN
                                                               AMERICAN CAPITAL